Exhibit 10.2

SERIES A PREFERRED STOCK PURCHASE AGREEMENT

TOTAL NUTRACEUTICAL SOLUTIONS, INC.

THIS SERIES A PREFERRED STOCK PURCHASE AGREEMENT is entered into as of this 27th day of June, 2011 the “Agreement”), by and among Total Nutraceutical Solutions, Inc., a Nevada corporation (the “Company”) and the Purchasers listed on Schedule 1 attached hereto (“Purchaser” and together the “Purchasers”).

The parties hereby agree as follows:

ARTICLE 1

PURCHASE AND SALE OF PREFERRED STOCK

1.1

Sale and Issuance of Series A Preferred Stock.

(a)

Subject to the terms set forth herein, each Purchaser (as defined below) agrees to purchase at the Closing and the Company agrees to sell and issue to each such Investor at the Closing that number of shares of Series A Preferred Stock (as defined below) as set forth opposite each such Purchaser’s name under the heading “Purchasers” on Schedule 1 at a purchase price of $5.00 per share of Series A Preferred Stock (the “Preferred Share Purchase Price”).  Each “Share of Series A Preferred Stock” shall have the rights and preferences as described in the Certificate of Designation of Preferences, Rights and Limitations of the Series A Preferred Stock, attached hereto as Exhibit A.  The Purchasers are entering into this Agreement pursuant to, and upon the acceptance by the Company of that certain Subscription Agreement dated as of the date hereof made by and between the Company and each Investor (the “Subscription Agreement”).  The Company has delivered or made available to each Purchaser true and complete copies of its Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (the “SEC Documents”)

1.2

Closing.

(a)

The Closing of the purchase and sale of the Shares of Series A Preferred Stock to Purchaser shall take place at the offices of the Company, located at: 80 Columbia Street, Stevenson, Washington 98648 in one or more transactions completed before December 31, 2011 or until the placement has been fully subscribed, if earlier, with each transaction considered a “Closing”.

(b)

At the Closing, the Company shall deliver to each Purchaser participating in the Closing (i) a certificate representing the Shares of Series A Preferred Stock being purchased as set forth opposite each such Purchaser’s name on Schedule 1 hereto, in each case against payment of the Purchase Price the number of Shares of Series A Preferred Stock acquired by each Investor by check payable to the Company or by wire transfer to a bank account designated by the Company.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS AND THE COMPANY

2.1

Representations of the Company.  The Company hereby represents and warrants that, except as set forth on the Schedule of Exceptions attached hereto which schedule shall be updated as of the date of the final Closing and delivered separately by the Company to each Purchaser and which exceptions shall be deemed to be representations and warranties as if made hereunder), the following representations are true and complete as of the date hereof and as of the date of the Closing:

(a)

Corporate Status.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.  The Company has the requisite power and authority to carry on the business as now being conducted. The Company is legally qualified to transact business as a foreign corporation in all jurisdictions where failure to be so qualified would have a material adverse effect on its business.  There is no pending or, to the Company's knowledge, threatened, proceeding for the dissolution, liquidation, insolvency or rehabilitation of the Company.

Preferred Stock Purchase Agreement, Total Nutraceutical Solutions, Inc., 2011

(b)

Power and Authority.  The Company has the power and authority to execute and deliver this Agreement, the Shares of Series A Preferred Stock issued hereunder and any other document or agreement executed in connection with the transactions contemplated hereby (collectively, the “Transaction Documents”), to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby.  The Company has taken all action necessary to authorize its execution and delivery of the Transaction Documents, the performance of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby.

(c)

Enforceability.  The Transaction Documents have been duly executed and delivered by the Company and constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(d)

Capitalization.  The authorized capital of the Company consists, or will consist, immediately prior to the Closing, of:

(i)

The Company has 150,000,000 shares of authorized Common Stock, 61,362,470 shares of which are issued and outstanding immediately prior to the initial Closing.  In addition, there will be 5,000,000 million shares of Preferred Stock authorized, none of which will be issued and outstanding prior to the Closing.  All of the outstanding shares of Common Stock have been duly authorized, are fully paid and non-assessable and were issued in compliance with the Securities Act and all applicable state securities laws.

(ii)

The Company has reserved 15,000,000 shares of Common Stock for issuance to officers, directors, employees, and consultants of the Company pursuant to the Company’s 2010 Incentive Stock Plan (the “Stock Plan”).  Of such reserved shares of Common Stock, no shares have been issued upon exercise of options granted under the Stock Plan.

(e)

No Violation.  Assuming the accuracy of the representations made by the Purchasers in Section 2.3 of this Agreement, the execution and delivery of the Transaction Documents by the Company, the performance by the Company and the respective obligations hereunder and thereunder and the consummation by the Company of the transactions contemplated by the Transaction Documents will not (i) contravene any provision of the certificate of incorporation or bylaws of the Company, (ii) violate any law, statute, ordinance, rule, regulation, decree, writ, injunction, judgment or order of any governmental authority or of any arbitration award which is either applicable to, binding upon or enforceable against the Company; (iii) result in any breach of, or constitute a default (or an event which would, with the passage of time or the giving of notice or both, constitute a default) under, or give rise to a right to terminate, amend, modify, abandon or accelerate, any contract which is applicable to, binding upon or enforceable against the Company, (iv) result in or require the creation or imposition of any lien upon or with respect to any of the property or assets of the Company, or (v) require the consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, any court or tribunal or any other person, except for filings pursuant to applicable state securities laws and Regulation D of the Securities Act.

(f)

Charter Documents.  The copies of the certificate of incorporation and bylaws of the Company, which are available for review by the Purchaser are true, accurate and complete and reflect all amendments made through the date of this Agreement.

(g)

Litigation.  There is no action, suit, or other legal or administrative proceeding relating to the Company pending or to its knowledge threatened against the Company or which questions the validity or enforceability of the Transaction Documents or the transactions contemplated hereby or thereby.  There are no outstanding orders, decrees or stipulations relating to the Company issued by any governmental authority in any proceeding to which the Company is or was a party which have not been complied with in full or which continue to impose any material obligations on the Company.

(h)

Good Title to, Condition of, and Adequacy of Assets.

(i)

The Company has good and marketable title to all of its assets, free and clear of any liens or restrictions on use.

(ii)

All of the Company's assets are in good operating condition, subject to normal wear and tear and have been maintained in accordance with commercially reasonable practices.

Preferred Stock Purchase Agreement, Total Nutraceutical Solutions, Inc., 2011

(iii)

All of the Company's assets constitute all of the assets and properties known to the Company, which are necessary for the conduct of its business in the manner in which and to the extent to which such business was conducted prior to the date hereof.

(i)

Compliance with Laws.  The Company is and has been in compliance in all material respects with all laws, regulations, and orders applicable to its business.  The Company has not been cited, fined or otherwise notified of any asserted past or present failure to comply with any laws, regulations or orders and no proceeding with respect to any such violation is pending or to its knowledge, threatened, which could result in liabilities which would materially and adversely affect the Company's ability to enter into and perform its obligations under the Transaction Documents, or which would materially and adversely affect its business.

(j)

Tax Matters.  All federal, state, local and foreign tax returns required to be filed by the Company have been filed and are true in all material respects, and all taxes, assessments, fees, and other governmental charges upon the Company, or upon any of its properties, income, or franchises, shown in such returns to be due and payable have been paid or if any of such tax returns have not been filed or if any such taxes have not been paid or so reserved for, the failure to so file or to pay would not in the aggregate adversely affect the business, properties, prospects, or financial condition of the Company.

(k)

Licenses and Permits.  The Company possesses all licenses and required governmental or official approvals, permits or authorizations (collectively, the “Permits”) for it to operate its business in all material respects consistent with the operation of the Company’s business as of the date hereof.  All such Permits are valid and in full force and effect, the Company is in compliance in all material respects with the requirements thereof, and no proceeding is pending or threatened to the knowledge of the Company, to revoke or amend any Permits.

(l)

Intellectual Property Intangibles.

(i)

To the Company's knowledge, no process or know-how used by the Company in connection with its business infringes, conflicts with or has been alleged to infringe or conflict with any patent or other intellectual property right of any other Person.

(ii)

The Company owns, free and clear of all liens, and subject to any licenses granted by the Company prior to the date of the Closing, all right, title and interest in such intellectual property.

(iii)

To the Company's knowledge, the use of such intellectual property in connection with the operation of its business as heretofore conducted does not conflict with, infringe upon or violate the intellectual property rights of any third party.

(iv)

The Company has the right to use its intellectual property in its business and necessary for the continued operation of its business in substantially the same manner as its operations have heretofore been conducted.

(m)

Accuracy of Information Furnished to Purchaser.  No representation, statement or information made or furnished by the Company to Purchaser in connection with this Agreement, including the Private Placement Memorandum and the public filings made by the company, contains any untrue statement of a material fact or omits any material fact necessary to make the information contained therein not misleading.

(n)

Environmental Matters.  The Company is and at all times has been in compliance in all material respects with all Environmental, Health and Safety Laws applicable to the Company.  As used in this Agreement, “Environmental, Health and Safety Laws” means all federal, state, regional or local statutes, laws, rules, regulations, codes, orders, plans, injunctions, decrees, rulings and changes or ordinances or judicial or administrative interpretations thereof, whether currently in existence or hereafter enacted or promulgated, any of which govern (or purport to govern) or relate to pollution, protection of the environment, public health and safety, air emissions, water discharges, hazardous or toxic substances, solid or hazardous waste or occupational health and safety, as any of these terms are or may be defined in such statutes, laws, rules, regulations, codes, orders, plans, injunctions, decrees, rulings and changes or ordinances, or judicial or administrative interpretations thereof.

(m)

SEC Documents; Financial Statements.  The Common Stock of the Company is registered pursuant to Section 12(g) of the Exchange Act and the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing, and all other documents and registration statements heretofore filed by the Company with the SEC being hereinafter referred to as the

Preferred Stock Purchase Agreement, Total Nutraceutical Solutions, Inc., 2011

“SEC Documents”).  The Common Stock is currently quoted on the OTC Bulletin Board.  The Company has delivered or made available to each Purchaser true and complete copies of the SEC Documents.  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act, and the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC (except those SEC Documents that were subsequently amended), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  As of their respective dates, the financial statements of the Company and its subsidiaries included (or incorporated by reference) in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto, or (b) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present the financial position of the Company and its subsidiaries as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  As of the date hereof, the Company has made all filings required to be made by the Company with the SEC and the Company is eligible to file a registration statement on Form S-1 with respect to outstanding shares of its Common Stock to be offered for sale for the account of any person other than the Company.

                (n)

Proprietary Information.  All employees with access to the Company’s confidential information have or will enter into the Company’s standard form of confidentiality agreement, consulting agreement (with incorporated confidentiality clause) and/or proprietary information and inventions assignment agreement.

2.3

Representations and Covenants of Purchasers.   Each Purchaser by executing this Agreement, hereby represents and warrants to the Company and covenants and agrees with the Company as of each closing as follows:

(a)

Authorization.  The Purchaser has full power and authority to enter into the Transaction Documents.  The Transaction Documents, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

(b)

Purchase Entirely for Own Account.  This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares of Series A Preferred Stock to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.  By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.  If the Purchaser is a corporation, partnership or other entity, such Purchaser has not been formed for the specific purpose of acquiring the Shares of Series A Preferred Stock.

(c)

Disclosure of Information.  The Purchaser believes it has received all information it considers necessary or appropriate for deciding whether to purchase the Shares of Series A Preferred Stock.  The Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company.  The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2.1 of this Agreement or the right of the Purchasers to rely on such representations and warranties.

(d)

Restricted Securities.  The Purchaser understands that the Shares of Series A Preferred Stock and the shares of common stock into which the Shares (collectively the “Securities”) are convertible will be characterized as “restricted securities” under the federal securities laws, inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such Securities may not be resold without registration under the Securities Act, except in certain limited circumstances.  In this connection, the Purchaser represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.  The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale except as provided in the Transaction Documents.  The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on

Preferred Stock Purchase Agreement, Total Nutraceutical Solutions, Inc., 2011

requirements relating to the Company that are outside the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

(e)

Limited Public Market.  The Purchaser understands that even though the company is currently listed on the Over-the-Counter Bulletin Board (OTC-BB) and has the trading symbol (TNUS.OB) only a limited public market now exists for the shares of Common Stock issued by the Company, and that the Company has made no assurances that a public market will continue.

(f)

Legends.  The Purchaser understands that the Securities, and any securities issued in respect thereof or exchange therefore, may bear one or all of the following legends:

(i)

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE AFFECTED WITHOUT AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

                (ii)

Any legend required by the securities laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

 (g)

Foreign Investors.  If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities.  Such Purchaser’s subscription and payment for and continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Purchaser’s jurisdiction. The funds used to purchase the Securities do not violate the anti-money laundering provisions of the Money Laundering Control Act of 1986 or the Bank Secrecy Act of 1970, as amended by the USA Patriot Act of 2001.

(h)

No General Solicitation.  Neither the Purchaser, nor any of its officers, employees, agents, directors, shareholders or partners has engaged the services of a broker, investment banker or finder to contact any potential investor nor has the Purchaser or any of the Purchaser’s officers, employees, agents, directors, shareholders or partners, agreed to pay any commission, fee or other remuneration to any third party to solicit or contact any potential investor.  Neither the Purchaser, nor any of its officers, directors, employees, agents, shareholders or partners has (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Securities.

(i)

Exculpation Among Purchasers.  Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company.  Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.

ARTICLE 3

RESTRICTIONS ON DISPOSITION

Without in any way limiting the representations set forth above, each Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until:

3.1

Exemption from Registration.  (a) Such Purchaser shall have notified the Company in writing of the proposed disposition and shall have furnished the Company in writing with a detailed statement of the circumstances surrounding the proposed disposition, and (b) if requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, satisfactory to the Company, that such disposition will not require registration of such shares under the Act and (c) the transferee shall agree in writing to be bound by this Section 3 as if an original Purchaser.

3.2

Other Permitted Transfers.  Notwithstanding the provisions of Sections 3.1 and 3.2 above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Purchaser to his or her estate, or a transfer

Preferred Stock Purchase Agreement, Total Nutraceutical Solutions, Inc., 2011

by gift, will or intestate succession, or a transfer by a Purchaser to his or her spouse or to the siblings, lineal descendants or ancestors of such Purchaser, if, prior to such transfer, the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were the original Purchaser hereunder.

ARTICLE 4

CONDITIONS TO CLOSING OF PURCHASERS

The obligations of the Purchasers under Section 1.1 of this Agreement are subject to the fulfillment or waiver by the Purchasers on or prior to the Closing of each of the following conditions:

4.1

Representations and Warranties.  The representations and warranties of the Company contained in Section 2.1 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

4.2

Covenants.  All covenants, agreements and conditions contained in this Agreement and to be performed by the Company on or prior to the Closing shall have been performed or complied with in all material respects.

4.3

Securities Laws.  The Company shall have obtained all necessary permits and qualifications, or secured exemptions therefrom, required as of the Closing under the Securities Act or by any state for the offer and sale of the Shares of Series A Preferred Stock.

4.4

Other Deliveries.  The Company shall have delivered to the Purchasers or their counsel such other instruments, agreements or certificates as are otherwise reasonably requested by Purchasers, including the Transaction Documents.

ARTICLE 5

MISCELLANEOUS

5.1

Rights of First Offer.  As long as they remain holders of the Series A Preferred Stock, the Purchasers shall have a pro rata right, based on their percentage of equity ownership of outstanding equity securities, assuming exercise or conversion of all outstanding securities, to participate in subsequent equity financings undertaken by the Company.

5.2

Registration Rights.  The Purchasers shall have piggy back registration rights with regard to the shares into which the Series A Preferred Stock is convertible (the “Conversion Shares”.  The Company shall notify Purchasers in writing prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (other than a registration statement on Form S-8) and will afford the Purchasers an opportunity to include in such registration statement, at the Company’s expense, all or part of the Conversion Shares.  If the Purchaser desires to include in any such registrations statement all or any part of the Conversion Shares, it shall, within 10 days after the above described notice from the Company, so notify the Company in writing.  Such notice shall state the intended method of disposition of the Conversion Shares by the Purchaser.

5.3

Key Person Insurance.  When the Company has sufficient capital resources, it shall maintain a “key person” life insurance policy on Marvin S. Hausman, M.D., for a minimum of $4.9 million, with the Company as beneficiary.

5.4

Headings.  The subject headings of the sections and subsections of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

5.5

Entire Agreement; Modification and Waiver.  This Agreement and the Exhibits attached hereto, constitute the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and Purchasers holding a majority of the shares of Stock issued pursuant to this Agreement.

5.6

Rights of Parties.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.  Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any person other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any

Preferred Stock Purchase Agreement, Total Nutraceutical Solutions, Inc., 2011

third person to any party to this Agreement, nor shall any provision give any third person any right of subrogation or action over against any party to this Agreement.

5.7

Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax or by Email (upon customary confirmation of receipt), or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page or Schedule 1 hereto, or as subsequently modified by written notice, and if to the Company, with a copy to ;  Attention:  Marvin S. Hausman, M.D., 80 Columbia Street, PO Box 910, Stevenson, Washington 98468.

5.8

Governing Law; Jurisdiction and Venue.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Nevada, without giving effect to principles of conflicts of law.  Each party hereto irrevocably consents to the jurisdiction and venue of the state or federal courts located in Clark County, State of Nevada in connection with any action, suit, proceeding or claim to enforce the provisions of this Agreement, to recover damages for breach of or default under this Agreement, or otherwise arising under or by reason of this Agreement.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

5.9

Successors and Assigns.  This Agreement, and the rights and obligations of each of the parties hereunder, may not be assigned by any Purchaser without the prior written consent of the Company; provided, however, that each Purchaser may assign this Agreement, and such Purchaser’s rights and obligations hereunder, to his or her estate or by gift, will or intestate succession, or to his or her spouse or to the siblings, lineal descendants or ancestors of such Purchaser without the prior written consent of the Company but subject, however, to Section 3 hereof.  Subject to the foregoing sentence, this Agreement shall inure to the benefit of, and shall be binding upon, the parties and their successors and assigns.

5.10

Severability.  If any term, covenant or condition of this Agreement is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the remainder of this Agreement shall not be affected thereby and each term, covenant and condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

5.11

Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties to this Series A Preferred Stock Purchase Agreement have duly executed it on the day and year first above written.

The Company:                                                                                                      Purchasers:

Total Nutraceutical Solutions, Inc.

By:  /s/ Marvin S. Hausman, M.D.

                                                               By:  /s/ Mark C. Wolf

                                                                                                           Marvin S. Hausman M.D., President, CEO, Acting CFO                    Name: Mark C. Wolf

Preferred Stock Purchase Agreement, Total Nutraceutical Solutions, Inc., 2011

Schedule 1 – Purchasers

Purchaser Name	No. of Shares of Series A Preferred Stock Purchased	Purchase Price ($5.00 per Share)
Mark C. Wolf	21,500	$107,500*

Totals:	21,500	$107,500

* Mr. Wolf is paying the purchase price by cancelling a Convertible Promissory Note  issued by TNS to Larry Johnson on January 12, 2010, in the principal amount of $100,000, with interest payable at maturity of 6% per annum.  This promissory note, which had matured on December 31, 2010 and remained unpaid, was assigned to by Mr. Johnson to Mr. Wolf on December 31, 2010.  The unpaid principal and accrued interest as of May 27, 2011 was $107,500.